springbig announces issuance of $6.4 million of Convertible Notes due 2026 and $1.6 million Term Loan due 2026 and repurchase of existing Convertible Notes Boca Raton, Fla. – January 24, 2024 -- SpringBig Holdings, Inc. (“springbig,” “we,” “our” or the “Company”) (OTCQX: SBIG), a leading provider of vertical SaaS-based marketing solutions, consumer mobile app experiences, and omnichannel loyalty programs, today announced that it has secured $8.0 million of debt financing with a syndicate of lenders consisting of $6.4 million 8% Secured Convertible Note (the “Convertible Note”) due 2026 and $1.6 million 12% Secured Term Loan (the “Term Loan”) due 2026. Proceeds from the Convertible Note and Term Loan will be used to repurchase entirely the outstanding existing Senior Secured Convertible Note due 2025 (the “Existing Note”) for a discounted amount of approximately $2.9 million and for general corporate purposes. The net proceeds after repurchasing the Existing Note and transaction costs is estimated to be $4.6 million. “Springbig now has a much stronger and cleaner balance sheet with the capital that will enable the Company to continue to expand and deliver shareholder value,” said Paul Sykes, CFO. “During 2023 we have significantly improved our financial profile, significantly reducing SG&A while being able to maintain revenue growth in a challenging climate and concluded the year achieving our stated objective of positive Adjusted EBITDA* in December. We have re-sized our expense base and anticipate 2024 operating expenses will be approximately 25% lower than in 2023, and that we expect to generate Adjusted EBITDA* margins of 12%-15% in 2024.” Jeffrey Harris, CEO and Chairman of springbig, said, “The Company is in an excellent position. We have a sound strategy and I remain confident that we are making the right investments to both add value to our clients while at the same time capturing the long-term opportunity in front of us. Springbig has a rich menu of innovative solutions to enable our clients to retain and grow their customer bases and we are particularly encouraged by our recent launches of ‘subscriptions by springbig’, offering our clients robust capabilities to launch and power their own subscription-based VIP loyalty programs and ‘gift cards by springbig’, offering a secure, user-friendly, and efficient payment solution. With the closing of the Convertible Note and Term Loan financing we now have a stronger balance sheet and the capital to support our future growth. Springbig is fresh off a positive Adjusted EBITDA* month in December, and I am proud to be heading into 2024 which we believe will be a year of meaningful market success.” The Convertible Note will mature two years after the date of issuance and is convertible into common stock at the option of the holders at any time prior to the last business day immediately preceding the maturity date at a conversion price of $0.15. Interest at 8% per annum is payable by adding such interest to the outstanding amount owing under the Convertible Note until the earlier of the date of maturity or conversion. The Term Loan will rank pari passu with the Convertible Note and will also mature in January 2026. Interest at 12% per annum is payable in cash each six months in arrears. The Convertible Note and Term Loan and related guarantees were offered only to accredited investors in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506(b) of Regulation D promulgated thereunder. This press release does not constitute an offer to sell or the solicitation of an offer to buy the Convertible Note and Term Loan and related guarantees or the common stock into which the Convertible Note is convertible. These securities have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Financial Outlook For the year ended December 31, 2023, springbig currently expects revenue and Adjusted EBITDA* to be in line with guidance previously provided at the announcement of our third-quarter earnings, namely revenue in the range $28.0 - $28.5 million and Adjusted EBITDA* loss of approximately $(3.4) million, compared with an Adjusted EBITDA* loss in the prior year of $(12.6) million. For the year ending December 31, 2024, the Company expects revenue to be in the range $29.5 - $32.5 million, representing approximately 10% at the midpoint, and Adjusted EBITDA* profit in the range $3.5 - $5.0 million. * Adjusted EBITDA is a non-GAAP financial measure provided in this “Financial Outlook” section on a forward-looking basis. We calculate Adjusted EBITDA as net income before interest, taxes, depreciation and amortization, and further adjustments to exclude unusual and/or infrequent costs. The Company does not provide a reconciliation of such forward-looking measure to the most directly comparable financial measure calculated and presented in accordance with GAAP because to do so would be potentially misleading and not practical given the difficulty of projecting event-driven transactional and other non-core operating items in any future period. The magnitude of these items, however, may be significant. We present Adjusted EBITDA because this metric is a key measure used by our management to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of investment capacity. Accordingly, we believe that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management. Management also believes that these measures provide improved comparability between fiscal periods. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are as follows: ● Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; ● Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; and ● Adjusted EBITDA does not reflect tax payments that may represent a reduction in cash available to us. Because of these limitations, you should consider Adjusted EBITDA alongside other financial performance measures, including net income and our other GAAP results. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

About springbig springbig is a market-leading vertical software platform providing customer loyalty and marketing automation solutions to retailers and brands in the U.S. and Canada. springbig’s platform connects consumers with retailers and brands, primarily through SMS marketing, as well as emails, customer feedback systems, and loyalty programs, to support retailers’ and brands’ customer engagement and retention. springbig offers marketing automation solutions that provide for consistency of customer communication, thereby driving customer retention and retail foot traffic. Additionally, springbig’s reporting and analytics offerings deliver valuable insights that clients utilize to better understand their customer bases, purchasing habits and trends. For more information, visit https://springbig.com/. Forward Looking Statements Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events and financial results that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. In particular, these include but are not limited to statements relating to the Company’s expected financial performance for the year ended December 31, 2023, and business strategy, future offerings and programs and expected financial performance for the year ending December 31, 2024. Many factors could cause actual future events and financial results to differ materially from the forward-looking statements in this press release, including but not limited to the fact that we have a relatively short operating history in a rapidly evolving industry, which makes it difficult to evaluate our future prospects and may increase the risk that we will not be successful; that if we do not successfully develop and deploy new software, platform features or services to address the needs of our clients, if we fail to retain our existing clients or acquire new clients, and/or if we fail to expand effectively into new markets, our revenue may decrease and our business may be harmed; and the other risks and uncertainties described under “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the quarters ended September 30, 2023 and June 30, 2023 filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2023 and August 10, 2023 respectively, the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 28, 2023 and in the other documents we file from time to time with the SEC. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of springbig), and other assumptions, which may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations. Investor Relations Contact Media Contact Claire Bollettieri Paul Cohen VP of Investor Relations paul@milkandhoneypr.com ir@springbig.com